Exhibit 99.03

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Onslow Bay Financial LLC (the “Sponsor”)	19 October 2026
Onslow Bay Funding LLC (the “Depositor”)
1211 Avenue of the Americas, Suite 2902
New York, New York 10036

Re:	OBX 2026-CFNQM1 Trust (the “Issuer”)
Mortgage-Backed Notes, Series 2026-CFNQM1 (the “Notes”)
Sample Mortgage Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Sponsor, Depositor, BofA Securities, Inc. (the “Structuring Agent”), Mizuho Securities USA LLC, Cantor Fitzgerald & Co. and Piper Sandler & Co. (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of mortgage loans (the “Mortgage Loans”) relating to the Issuer’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report (each as applicable), the Structuring Agent, on behalf of the Depositor, provided us with:

a.	Electronic data files (collectively, the “Provided Data Files”) labeled:
i.	“OBX 2026-CFNQM1 Loan List.xlsx” (the “Loan Listing Data File”), that the Structuring Agent, on behalf of the Depositor, indicated contains a list of identification numbers (each, a “Loan Identifier”) relating to certain mortgage loans (the “Loan Listing Mortgage Loans”), certain of which are expected to be representative of the Mortgage Loans, and
ii.	“OBX 2026-CFNQM1 Prelim ASF Tape 10.9” and the corresponding record layout and decode information (the “Preliminary Data File”), that the Structuring Agent, on behalf of the Depositor, indicated contains information as of 1 October 2026 (the “Cut-off Date”) relating to certain mortgage loans (the “Preliminary Mortgage Loans”) which are expected to be representative of the Mortgage Loans,

b.	Imaged copies of the following items (collectively, the “Source Documents”):
i.	Promissory note (the “Note”),
ii.	Credit report (the “Credit Report”),
iii.	Loan application, commercial loan application and/or occupancy affidavit (collectively, the “Application”),
iv.	Underwriting summary and/or conditional underwriting approval (collectively, the “Underwriting Summary”),
v.	Appraisal report (the “Appraisal”),
vi.	Real estate owned report (“REO Report”) and
vii.	Settlement statement, sale contract, funding statement or closing disclosure (collectively, the “Settlement Statement”) that the Structuring Agent, on behalf of the Depositor, indicated relate to the Sample Mortgage Loans (as defined in Attachment A),
c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information on the Preliminary Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Provided Data Files, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Loan Listing Data File, Source Documents or any other information provided to us, or that we were instructed to obtain, by the Structuring Agent, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Loan Listing Mortgage Loans, Preliminary Mortgage Loans or Mortgage Loans, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Structuring Agent, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter or on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originator(s) of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

19 October 2026

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Structuring Agent, on behalf of the Depositor, we randomly selected a sample of 96 Loan Listing Mortgage Loans from the Loan Listing Data File (the “Base Sample Mortgage Loans”). For the purpose of this procedure, the Structuring Agent, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Base Sample Mortgage Loans or the methodology they instructed us to use to select the Base Sample Mortgage Loans from the Loan Listing Data File.

For the purpose of the procedures described in this report, the 96 Base Sample Mortgage Loans are referred to as Sample Mortgage Loan Numbers 1 through 96.

2.	For each mortgage loan on the Loan Listing Data File and Preliminary Data File, we compared the Loan Identifier, as shown on the Loan Listing Data File, to the corresponding Loan Number (as defined in Exhibit 1), as shown on the Preliminary Data File, and noted that:
a.	All of the Preliminary Mortgage Loans were included on both the Loan Listing Data File and Preliminary Data File and
b.	67 of the Loan Listing Mortgage Loans included on the Loan Listing Data File were not included on the Preliminary Data File, six (6) of which were Base Sample Mortgage Loans identified as Sample Mortgage Loan Numbers 11, 12, 13, 14, 31 and 42.

The 90 Base Sample Mortgage Loans included on the Loan Listing Data File are hereinafter referred to as the “Sample Mortgage Loans.”

3.	For each Sample Mortgage Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Source Documents or Preliminary Data File, as applicable, subject to the instructions, assumptions and methodologies provided by the Structuring Agent, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Structuring Agent, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was found to be in agreement.

Exhibit 1 to Attachment A Page 1 of 5

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)

Loan number	Loan Number	Note

Original loan amount	Original Loan Amount	Note

Original interest rate	Original Interest Rate	Note

First payment date of loan	First Payment Date of Loan	Note

State	State	Note

City	City	Note

Postal code	Postal Code	Note

Original term to maturity	Original Term to Maturity	(a) Note or (b) Note and recalculation

Original amortization term	Original Amortization Term	(a) Note or (b) Note and recalculation

Prepayment penalty total term	Prepayment Penalty Total Term	(a) Note or (b) Note and recalculation

Occupancy	Occupancy	Application or Underwriting Summary

Property type	Property Type	Appraisal or Underwriting Summary

Original appraised property value	Original Appraised Property Value	Appraisal

Sale price (if applicable)	Sales Price	Settlement Statement

Loan purpose	Loan Purpose	Application, Credit Report, REO Report or recalculation

Junior mortgage balance (if applicable)	Junior Mortgage Balance	Underwriting Summary, Application, Settlement Statement or Credit Report

Index description	Index Type	Note

Gross margin	Gross Margin	Note

Initial fixed rate period	Initial Fixed Rate Period	(a) Note or (b) Note and recalculation

Exhibit 1 to Attachment A Page 2 of 5

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)

Subsequent interest rate reset period	Subsequent Interest Rate Reset Period	Note

Initial interest rate cap change up	Initial Interest Rate Cap Change Up	(a) Note or (b) Note and recalculation

Initial interest rate cap change down	Initial Interest Rate Cap Change Down	(a) Note or (b) Note and recalculation

Subsequent interest rate change up	Subsequent Interest Rate Change Up	Note

Subsequent interest rate change down	Subsequent Interest Rate Change Down	Note

Maximum interest rate	Lifetime Maximum Rate Ceiling	Note

Minimum interest rate	Lifetime Minimum Rate Floor	Note

Original loan-to-value ratio	Original LTV	Recalculation

Combined loan-to-value ratio	Original CLTV	Recalculation

Exhibit 1 to Attachment A Page 3 of 5

Notes:

i.	The loan number Sample Characteristic is for identification purposes only.

ii.	For the purpose of comparing the original term to maturity Sample Characteristic for any Sample Mortgage Loan that does not have the original term to maturity specifically stated in the Note, the Structuring Agent, on behalf of the Depositor, instructed us to use the sum of:
(a)	The difference in months between the maturity date and first payment date of loan, both as shown in the Note, and
(b)	1.

iii.	For the purpose of comparing the original amortization term Sample Characteristic for any Sample Mortgage Loan that does not have the original amortization term specifically stated in the Note, the Structuring Agent, on behalf of the Depositor, instructed us to use the difference between the original term to maturity, as determined above and interest only term, as shown in the Note.

iv.	For the purpose of comparing the prepayment penalty total term Sample Characteristic for any Sample Mortgage Loan that does not have the prepayment penalty total term specifically stated in the Note, the Structuring Agent, on behalf of the Depositor, instructed us to use the sum of:
(a)	The difference in months between the prepayment premium end date and first payment date of loan, both as shown in the Note, and
(b)	1.

v.	For the purpose of comparing any Sample Characteristic listing the Application as a Source Document for any Sample Mortgage Loan for which the Structuring Agent, on behalf of the Depositor, provided more than one Application, the Structuring Agent, on behalf of the Depositor, instructed us to use the most recent Application as the Source Document.

vi.	For the purpose of comparing the occupancy, property type and junior mortgage balance (if applicable) Sample Characteristics, the Structuring Agent, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information in at least one of the applicable Source Documents listed for the respective Sample Characteristic. We performed no procedures to reconcile any differences that may exist relating to the information in the Source Documents relating to the occupancy, property type and junior mortgage balance (if applicable) Sample Characteristics.

vii.	For the purpose of comparing any Sample Characteristic listing the Appraisal as a Source Document for any Sample Mortgage Loan for which the Structuring Agent, on behalf of the Depositor, provided more than one Appraisal, the Structuring Agent, on behalf of the Depositor, instructed us to use the Appraisal with the lowest appraisal value as the Source Document.

Exhibit 1 to Attachment A Page 4 of 5

viii.	For the purpose of comparing any Sample Characteristic listing the Settlement Statement as a Source Document for any Sample Mortgage Loan for which the Structuring Agent, on behalf of the Depositor, provided more than one Settlement Statement, the Structuring Agent, on behalf of the Depositor, instructed us to use the most recent Settlement Statement as the Source Document.

ix.	For the purpose of comparing the loan purpose Sample Characteristic for any Sample Mortgage Loan with a loan purpose of “First Time Home Purchase” or “Other-than-first-time Home Purchase,” as shown on the Preliminary Data File (each, a “Purchase Sample Mortgage Loan”), the Structuring Agent, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information in at least one of the Source Documents listed for such Sample Characteristic. We performed no procedures to reconcile any differences that may exist relating to the information in the Source Documents relating to the loan purpose Sample Characteristic for any Purchase Sample Mortgage Loan.

For any remaining Sample Mortgage Loan (each, a “Refinanced Sample Mortgage Loan”), the Structuring Agent, on behalf of the Depositor, instructed us to calculate the “Amount to Borrower” as the difference between the:

(a)	Original loan amount, as shown in the Note, and
(b)	Sum of the:
(1)	Unpaid principal balance of any previous mortgage loan that is being refinanced, as shown in the Settlement Statement, and
(2)	Total closing costs relating to the Refinanced Sample Mortgage Loan, as shown in the Settlement Statement.

For any Refinanced Sample Mortgage Loan (except for Sample Mortgage Loan Numbers 9, 57 and 59), the Structuring Agent, on behalf of the Depositor, instructed us to note agreement with a loan purpose of:

(a)	“Refinance – Cash Out” if the Amount to Borrower is greater than the lesser of (i) $2,000 and (ii) 2% of the original loan amount, as shown in the Note, or
(b)	“Refinance – Rate Term” for each remaining Refinanced Sample Mortgage Loan.

For Refinanced Sample Mortgage Loan Numbers 9, 57 and 59, the Structuring Agent, on behalf of the Depositor, instructed us to note agreement with a loan purpose of “Refinance - Rate Term” if the Amount to Borrower is less than the minimum of (i) $10,000 and (ii) 2% of the original principal balance, as shown in the Note.

Exhibit 1 to Attachment A Page 5 of 5

x.	The Structuring Agent, on behalf of the Depositor, instructed us not to perform any procedures with respect to the:
(a)	Index description,
(b)	Gross margin,
(c)	Initial fixed rate period,
(d)	Subsequent interest rate reset period,
(e)	Initial interest rate cap change up,
(f)	Initial interest rate cap change down,
(g)	Subsequent interest rate change up,
(h)	Subsequent interest rate change down,
(i)	Maximum interest rate and
(j)	Minimum interest rate

Sample Characteristics for any Sample Mortgage Loan with a gross margin value of “0” or <blank>, as shown on the Preliminary Data File.

xi.	For the purpose of comparing the original loan-to-value ratio Sample Characteristic, the Structuring Agent, on behalf of the Depositor, instructed us to use the quotient (rounded to the fourth decimal place (X.XXXX)) of the:
(a)	Original loan amount, as shown in the Note, divided by
(b)	Value for LTV (as described below).

The Structuring Agent, on behalf of the Depositor, instructed us to determine the “Value for LTV” as follows:

(a)	For any Purchase Sample Mortgage Loan, the lesser of the (1) appraisal value, as shown in the Appraisal, and (2) sale price (if applicable), as shown in the Settlement Statement or
(b)	For any Refinance Sample Mortgage Loan, the appraisal value, as shown in the Appraisal.

xii.	For the purpose of comparing the combined loan-to-value ratio Sample Characteristic, Structuring Agent, on behalf of the Depositor, instructed us to use the quotient (rounded to the fourth decimal place (X.XXXX)) of the:
(a)	Sum of the original loan amount, as shown in the Note, and junior mortgage balance (as applicable), as shown in the applicable Source Document(s), divided by
(b)	Value for LTV.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Structuring Agent, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A Page 1 of 1

Sample Characteristic Differences

Sample Mortgage Loan Number	Sample Characteristic	Preliminary Data File Value	Source Document Value

1	Property type	Condo, Low Rise (4 or fewer stories)	Condo, High Rise (5+ stories)

25	Loan purpose	Other-than-first-time Home Purchase	First-time Home Purchase

27	Loan purpose	Other-than-first-time Home Purchase	First-time Home Purchase

29	Original amortization term	360	240
	Prepayment penalty total term	12	6

35	Loan purpose	Other-than-first-time Home Purchase	First-time Home Purchase

43	Original appraised property value	[REDACTED]	[REDACTED]
	Loan purpose	Refinance - Cash Out	Refinance – Rate Term

48	Prepayment penalty total term	12	6

50	Loan purpose	Other-than-first-time Home Purchase	First-time Home Purchase

63	Loan purpose	Refinance - Cash Out	Refinance - Rate Term

65	Prepayment penalty total term	60	36
	Loan purpose	Other-than-first-time Home Purchase	First-time Home Purchase

66	Loan purpose	Other-than-first-time Home Purchase	First-time Home Purchase

70	Loan purpose	Other-than-first-time Home Purchase	First-time Home Purchase

74	Loan purpose	Other-than-first-time Home Purchase	First-time Home Purchase

77	Prepayment penalty total term	12	6

82	Prepayment penalty total term	12	36
	Loan purpose	Refinance - Cash Out	Refinance - Rate Term